HORIZON
                                      PCS
                                November 14, 2001

FORWARD-LOOKING STATEMENTS

Statements made by us today will include forward-looking statements, such as the Company's or Management's intentions, hopes, beliefs, expectations or predictions of, and assumptions about, the future. It is important to note that the Company's actual results could differ materially from such forward-looking statements, and from past results. Our forward-looking statements and business are subject to risk factors, including, among other things, (i) changes in industry conditions created by the Telecommunications Act and related state and federal legislation and regulations; (ii) recovery of the substantial costs which will result from the implementation and expansion of our business; (iii) retention of our existing customer base and our ability to attract new customers; (iv) rapid changes in technology; and (v) actions of our competitors. Additional information on these and other risks is contained in the Company's Form 10-Q for the quarter ending September 30, 2001, including Item 5 thereof. Copies of that filing will be made available free of charge upon request.

                                  The Company

HORIZON PCS BUSINESS HIGHLIGHTS

o    Sprint PCS

o    One of the largest Sprint PCS affiliates - 10.2 million POPs

o    Attractive  markets:
     -    Adjacent to Sprint Markets with 59M POPs
     -    POP Density

o    Successful execution of growth strategy

o    6.7 million covered POPs as of September 30, 2001

o    Sprint Local  Telephone  serving 20% of our POPs

o    Fully financed business plan

HORIZON PCS' MARKETS

Map of market area showing:

- Elkhart, Indiana
- South Bend, Indiana
- Ft. Wayne, Indiana
- Lima, Ohio
- Erie, Pennsylvania
- Scranton, Pennsylvania
- Huntington, West Virginia
- Charleston, West Virginia
- Kingsport, Tennessee
- Roanoke, Virgina

o    Online now

o    4th Qtr. 2001

o    1st Qtr. 2002

o    Future Expansion

o    159,431 subscribers at October 31, 2001

o    6.9 million POPs currently covered

YEAR 2001 ACCOMPLISHMENTS

o Spring 2001: completed conversion of subscribers from Sprint PCS Type 3 platform to Sprint PCS type 2 platform

o    Early June 2001:  enrolled our 100,000th subscriber

o    August 2001: amended agreement with NTELOS

o    Build-out substantially complete

o    Launched PA markets within 15 months

o    More than doubled our subscriber count from December 31, 2000 in 8 months

o    Increasing retail stores count from 16 to 40 in 2001; currently at 34

COMPETITIVE ADVANTAGES

o    Strong brand

COMPETITIVE ADVANTAGES

o    Strong brand

o    Numerous adjacent Sprint PCS markets

NUMEROUS ADJACENT SPRINT PCS MARKETS

o    Connects 15 Sprint PCS markets with over 59 million POPs

Map showing area of following cities:

- Chicago, Illinois
- Detroit, Michigan
- Cleveland, Ohio
- Columbus, Ohio
- Cincinnati, Ohio
- Indianapolis, Indiana
- Lexington, Kentucky
- Knoxville, Tennessee
- Pittsburgh, Pennsylvania
- Philadelphia, Pennsylvania
- Washington, D.C.
- Richmond, Virginia
- Raleigh/Durham, North Carolina
- Buffalo, New York
- New York, New York

COMPETITIVE ADVANTAGES

o    Strong brand

o    Numerous adjacent Sprint PCS markets

o    Significant connectivity

SIGNIFICANT CONNECTIVITY

o    More than 2,600 interstate miles

Map showing area of following cities:

- Chicago, Illinois
- Detroit, Michigan
- Cleveland, Ohio
- Columbus, Ohio
- Cincinnati, Ohio
- Indianapolis, Indiana
- Lexington, Kentucky
- Knoxville, Tennessee
- Pittsburgh, Pennsylvania
- Philadelphia, Pennsylvania
- Washington, D.C.
- Richmond, Virginia
- Raleigh/Durham, North Carolina
- Buffalo, New York
- New York, New York

COMPETITIVE ADVANTAGES

o    Strong brand

o    Numerous adjacent Sprint PCS markets

o    Significant connectivity

o    Major universities

MAJOR UNIVERSITIES IN OUR TERRITORY

o Over 240,000 students attending 60 four-year schools

Map of area showing following schools:

- Notre Dame University
- Penn State University
- West Virginia University
- Ohio University
- Marshall University
- University of Virginia
- Virginia Tech
- Eastern Tennessee State

COMPETITIVE ADVANTAGES

o    Strong brand

o    Numerous adjacent Sprint PCS markets

o    Significant connectivity

o    Major universities

o    Distribution channels

DISTRIBUTION CHANNELS

National Third Parties:

Q4 1999         108
Q4 2000         174
Q3 2001         295
Q4 2001 est.    316

B2B Representatives:

Q4 1999         13
Q4 2000         26
Q3 2001         37
Q4 2001 est.    51

Retail Stores:

Q4 1999         4
Q4 2000         16
Q3 2001         30
Q4 2001 est.    40

SALES DISTRIBUTION MIX

Retail Store:
Q1 2001         29%
Q2 2001         36%
Q3 2001         30%


B2B:
Q1 2001         8%
Q2 2001         7%
Q3 2001         16%


Radio Shack:
Q1 2001         26%
Q2 2001         22%
Q3 2001         25%


Other N3P:
Q1 2001         19%
Q2 2001         14%
Q3 2001         12%


L3P:
Q1 2001         4%
Q2 2001         5%
Q3 2001         5%


Other:
Q1 2001         14%
Q2 2001         16%
Q3 2001         12%

COMPETITIVE ADVANTAGES

o    Strong brand

o    Numerous adjacent Sprint PCS markets

o    Significant connectivity

o    Major universities

o    National distribution channels

o    The right choice of technology

THE NEXT EVOLUTION:  3G

Why 3G?

o    Speed
     -    14.4 kbps up to 3-5 Mbps

o    Efficiency
     -    Increased voice and data capacity

o    Integration
     -    IP-based packet data network

o    Innovation
     -    Enhanced applications and devices

THE RACE TO REACH 3G

                2000            2001            2002            2003            2004
               ----------       ----------      ----------      ----------      ----------
CDMA            IS-95A          3G 1x           3G 1x           3G 1x-EV        3G 1x-EV
                14.4 kbps       144 kbps        288 kbps        DO              DV
                                                                2.4 Mbps        3-5 Mbps

GSM             GSM             GPRS            EDGE            W-CDMA          ?
                9.6 kbps        115 kbps        384 kbps        2 Mbps

TDMA            CDPD            GSM/            EDGE            W-CDMA          ?
                19.2 kbps       GPRS            384 kbps        2 Mbps
                                115 kbps

CAPITAL COST COMPARISON

Upgrade costs as a percentage of 2G network cost

CDMA    ---->   CDMA    ---->   CDMA
IS-95A          3G 1X           3G 1X-EV
                <10%            <10%

Source:  Sprint PCS


TDMA &  ---->   GSM/    ---->   EDGE      ---->   WCDMA/
GSM             GPRS            51%               UMTS
                28%                               90%

---------------------------------------------------------------->
                           TIME

Source:  Yankee Group

OPPORTUNITIES AHEAD

                      U.S. Wireless Subscribers (in millions)
                          2000    2001    2002    2003    2004    2005    2006    2007
                         ------  ------  ------  ------  ------  ------  ------  ------
Voice & Data:              3.4      7      11.2    19.9   37.6    60.8    95.5    143

Voice-Only:              101.1    114.7   127.5   134.8  131.6   120.3    95.9     57.4


Source:  The Strategis Group, February 2001

o    U.S. wireless subscribers are expected to exceed 200 million in 2007

o    Data penetration is expected to exceed 70% in 2007

WIRELESS DATA DRIVERS

Consumer applications:

        Web browsing            E-mail                  [graphic omitted]
        Messaging               M-Commerce
        Games & Entertainment


Business applications:

        Intranet access         Wireless B2B            [graphic omitted]
        File Transfer           Database access
        Messaging               Web browsing
        E-mail

3G CLEAR MIGRATION PATH

Evolution of CDMA2000 Platform  --------------------->


3G 1xEV - DV (Data & Voice - Phase 4)        Early 2004 - 3-5 Mbps

3G 1xEV - DO (Data Only - Phase 3)*          2003 - up to 2.4 Mbps

3G1x (Phase 2)                               Late 2002 - up to 288 kbps

3G1x (Phase 1)                               Late 2001 / Early 2002 -
                                             up to 144 kbps

2G - Compression                             2000 - 56 kbps

2G IS-95A                                    1999 - 14.4 kbps


* Adoption of 3G1x EV-DO is subject to market demand.

3G LAUNCH

o    1st Quarter 2002
     -    Deployment of 3G in a number of markets
     -    Initial field tests to validate network

o    Summer 2002
     -    Commercial launch nationwide
     -    1st U.S. wireless carrier to provide nationwide deployment
     -    Full scale availability by mid-2002

COMPETITIVE ADVANTAGES

o    Strong brand

o    Numerous adjacent Sprint PCS markets

o    Significant connectivity

o    Major universities

o    National distribution channels

o    The right choice of technology

o    Spectrum position / CDMA efficiency

COMPETITIVE LANDSCAPE

                                     Horizon PCS       ALLTEL           AT&T         Verizon        Nextel

Well-established national brand           x                              x              x             x
Unified national network                  x                                                           x
Scale economies                           x                              x              x             x
Consumer orientation                      x               x              x              x
All digital network                       x                                                           x
Technology/protocol                      CDMA            Mix          TDMA/GSM         Mix           ESMR

Covered POP overlap                      100%            41%            48%*           60%           34%

* Includes SunCom; excluding SunCom, market coverage is 26%.

PROVEN MANAGEMENT TEAM


Name                Position            Prior Telcom Experience           Years

Bill McKell         President & CEO     Horizon Personal                    14
                                        Communications
                                        Chillicothe Telephone

Pete Holland        CFO                 E&Y Telecom Group                   14
                                        Nextel Communications

Joe Corbin          VP Technology       Chillicothe Telephone               23

Joe Watson          VP Sales &          Chillicothe Telephone                8
                    Marketing           Cincinnati Bell

Monesa Skocik       VP Relationships    Horizon Personal                     4
                                        Communications

Deborah Schmelzer   VP Finance          Horizon Telcom                       5
                                        Arthur Andersen, LLP

                  Horizon PCS is a charter Sprint PCS affiliate

GROWTH STRATEGY

o    Shift in focus from build-out to sales
     -    Complete fill-in and roaming corridor coverage

o    Well positioned to participate in strategic combinations
     -    Geographic position

SPRINT PCS AFFILIATE PROGRAM

[map showing division of United States by following affiliates]


                                                Total
                                                POPS (mm)
AirGate PCS (Pro Forma)                         14.5
Alamosa PCS                                     15.6
Enterprise Communications                        1.1
Georgia PCS                                      1.3
Gulf Coast Wireless                              1.7
Horizon PCS                                     10.2
Independent Wireless One (IWO)                   6.1
Northern PCS                                     2.4
Shentel                                          2.1
Swiftel Communications                           0.3
U.S. Unwired                                     9.8
UbiquiTel (Pro Forma)                           11.1

Source: POPs data from Company filings and Paul Kagan's Wireless Telecom Atlas & Databook 2001.

                                  PETE HOLLAND
                                      CFO

                             OPERATING PERFORMANCE

BUILD-OUT POPULATION STATS

Total POPs:
                  (in millions)
Q3 2000                 10.2
Q4 2000                 10.2
Q1 2001                 10.2
Q2 2001                 10.2
Q3 2001                 10.2
Complete Build Out      10.2


Covered POPs:

Q3 2000                 3.3
Q4 2000                 5.1
Q1 2001                 5.2
Q2 2001                 5.7
Q3 2001                 6.7
Complete Build Out      7.x


6.9 forecasted for Q3 2001 in our Offering Memorandum dated Sept. 19, 2000

SUBSCRIBER STATS

                                                   2000                               2001
                                         ------------------------  ---------------------------------------------
                                             Q3          Q4            Q1             Q2                Q3
                                         ----------- ------------  ------------- --------------- ---------------
Subscribers (EOP)                           36,007        66,447        84,681         106,268        146,641

Net Subscribers Additions                    9,027        30,440        18,234          21,587         40,373

Annualized Incremental Penetration             1.1%          2.4%          1.4%            1.5%           2.4%


SUBSCRIBER STATS

                                                   2000                               2001
                                         ------------------------  ---------------------------------------------
                                             Q3          Q4            Q1             Q2                Q3
                                         ----------- ------------  ------------- --------------- ---------------
Subscribers                                  36,007       66,447         84,681         106,268         146,641

Covered POPs (in millions)                      3.3          5.1            5.2             5.7             6.7

Annualized Incremental Penetration              1.1%         2.4%           1.4%            1.5%            2.4%


SERVICE REVENUES
(in millions)

Q3 2000                 $ 6.8
Q4 2000                 $11.5
Q1 2001                 $18.2
Q2 2001                 $23.3
Q3 2001                 $33.2


ARPU STATS
                                Q3 2000         Q4 2000         Q1 2001         Q2 2001         Q3 2001
ARPU without Travel
  and Roaming                    $56               $49             $53            $55             $57

ARPU with Travel and Roaming     $77               $81             $80            $82             $88

ARPU Minute Sensitive            $16               $12             $14            $16             $14



CHURN STATS (excluding 30 day returns)

                                Q4 2000         Q1 2001         Q2 2001         Q3 2001
Monthly Churn (excluding
  30 day returns)                  2.5%            2.3%           2.1%            2.1%

Avg. SPCS Public Affiliates*       3.0%            2.6%           2.8%            2.5%



* Comparisons to Sprint PCS affiliates are based on information available as of November 9, 2001.


CPGA
                                Q3 2000         Q4 2000         Q1 2001         Q2 2001         Q3 2001
CPGA                             $409              $360            $330           $393            $307

Avg. SPCS Public Affiliates*     $468              $435            $416           $375            $350



* Comparisons to Sprint PCS affiliates are based on information available as of November 9, 2001.

NETWORK SHARING AGREEMENTS WORLDWIDE

o    October 2001- Cingular and VoiceStream to share GSM wireless networks

     - entered in to an infrastructure joint venture where Cingular offers service in NY City; VoiceStream in California and Nevada

     - estimated savings of hundreds of millions each in cap ex dollars and operating expenses going forward

o    June 2001 - BT and Deutsche Telekom announce 3G sharing scheme

     -    their 3G infrastructures in both Germany and the UK

     - the deal involves BT Cellnet and One2One in the UK and Viag Interkom and T-Mobil in Germany

     - estimated savings of British Pound 1.2 to British Pound 2 billion each

o    August 1999 - Horizon and NTELOS enter into network services agreement

NTELOS RELATIONSHIP

Map of market area showing:

- Elkhart, Indiana
- South Bend, Indiana
- Ft. Wayne, Indiana
- Lima, Ohio
- Erie, Pennsylvania
- Scranton, Pennsylvania
- Huntington, West Virginia
- Charleston, West Virginia
- Kingsport, Tennessee
- Roanoke, Virgina


o    Horizon Markets

o    Horizon Resale Markets

NTELOS RELATIONSHIP

o At September 30, 2000, we had approximately 52,000 subscribers in our wholesale markets (35% of our total subscribers).

o We have approximately 2.9 million POPs in the wholesale markets (28% of our total POPs).

o We currently cover approximately 1.8 million POPs in our wholesale markets (26% of our total current covered POPs).

SUMMARY OF NTELOS AMENDMENT

o    Signed August 23, 2001

o    License Perfection Plans
     -    NTELOS (D&E Block) 10 sites in 9 BTAs by December 31, 2000

o    3G Implementation Plan
     -    Phase I - June 30, 2002 will cover 80% of total POPs
     - Phase II - August 15, 2003 will cover remaining 20% of total POPs License Perfection Plans

o    Wholesale Pricing
     -    Effective July 1, 2001 through December 1, 2003
     - No further reduction until December 2003 unless Alliance retail yield is lower than the wholesale price per MOU
     -    MOUs under the monthly allowance range from 5-7 cents
     -    MOUs over the allowance are at a rate of 3.5 cents down to 3.0 cents

NTELOS COST COMPARISON

                                                   HPCS P&L Impact
                       Amount Paid Under              Without the
                         the Wholesale                 WholeSale
Year                        Agreement                  Agreement
------------------   ---------------------      ---------------------

1999                    $0.27 million              $2.3 million (estimated)

2000                    $6.9 million               $32 million (estimated)

2001 (estimated)        $18.3 million              $45 million

2002 (estimated)        $27.4 million              $47 million

2003 (estimated)        $38.6 million              $49 million

PRIVATE EQUITY OFFERING

Purchaser:      Apollo Management IV, L.P.

Security:       Convertible Preferred Stock

Amount:         $126.5 million

Dividend:       7.5% PIK, payable semi-annually

Conversion:     Anytime at holder's option and mandatorily at $65.0
                million Qualifying IPO or upon certain business combination transactions

Maturity:       September 26, 2011

SENIOR SECURED FINANCING

Total Commitment:   $250.0 million (upsized from $225.0 million)
                    -    $105.0 million Term Loan A
                    -    $50.0 million Term Loan B (drawn at closing)
                    -    $95.0 million revolver

Use of Proceeds:    To  finance  capital  expenditures for network build-out and fund working capital

Rate Structure:     Variable
                    - Term A:        LIBOR + 375bp
                    - Term B:        LIBOR + 425bp
                    - Revolver:      LIBOR + 375bp

SENIOR DISCOUNT NOTES OFFERING

Issuer:                   Horizon PCS, Inc.

Issue:                    $1,000 principal amount at maturity of Senior Discount
                          Notes

Warrants:                 Right  to  purchase  3.805  million  shares of class A
                          common stock

Gross Proceeds:           $149.7 million

Coupon:                   14.00%

Maturity:                 2010 (10 years)

Cash Interest Deferral:   5 years

Optional Redemption:      5-year non-call

Equity Clawback:          Up to 35% during first 3 years

Change of Control Put:    101%

Ratings:                  Caa1/CCC

BUSINESS EVOLUTION

Q3 2000                                         Q3 2001
-------                                         -------

3.3 million     ---------------------------->   6.7 million
                    Covered POPs

        597     ---------------------------->   987
                    Cell Sites

     36,007     ---------------------------->   146,641
                    Subscribers

        1.1%    ---------------------------->   2.4%
                    Annualized Incremental
                    Penetration

       $409     ---------------------------->   $307
                    CPGA

HORIZON PCS STRENGTHS

o    Wireless Growth

o    Sprint PCS

o    One of the largest Sprint PCS affiliates

o    Proven Ability to Build New Markets

o    Proven Ability to Attract New Customers

o    Sprint Back Office

o    Fully Financed

                                     HORIZON
                                       PCS